ADVANCED BIOTHERAPY, INC.
Administration c/o KVG Partners 141 West Jackson Blvd. Suite 2182 Chicago, IL 60604 Telephone 312-427-1912 Fax 312-427-5396 www.advancedbiotherapy.com

December 14, 2006

Advanced Biotherapy to Restate 2005 and 2006 Financial Statements

“FOR IMMEDIATE RELEASE”

CHICAGO -- Advanced Biotherapy, Inc. (OTCBB: ADVB) announced today that it plans to restate its 2005 audited financial statements and its unaudited financial statements for the first three quarters of 2006 as follows:

1.
Revise its Statements of Operations in its Form 10-KSB for the year ended December 31, 2005 to reclassify the amount described as “Vesting of Options and Warrants (Non-Cash)”to identify the specific expense that such amount relates to, but the Company has not yet determined such expenses, and no additional expense will result from this reclassification.

2.	Revise Note 5 - Patents and Patents Pending - to disaggregate the total carrying value by existing patents and patents pending.

3.
Revise Note 7 - Concentrations, Bank Accounts and Investments - to reclassify its auction rate securities for 2004 between cash and investments, which will cause the Company to correct its reporting in 2005 for the sale of those securities.

4.
Revise Note 12 - Conventional Convertible Debt - to recognize in 2005 an additional expense as a finance charge estimated to be no greater than $100,000 in connection with the Company’s reduction of the conversion price from $0.25 to $0.24 per share with respect to its outstanding 2000 and 2002 convertible notes.

Company President and Chief Executive Officer, Christopher W. Capps said today that “the Company appreciates the guidance of the Securities and Exchange Commission in these matters and, with the oversight of the Company’s Audit Committee, we have instituted procedures to avoid such errors in the future. Mr. Capps commented that the restatements of the financial statements for 2005 are expected to have the effect of increasing the net loss for that year by an amount estimated to be no greater than $100,000. The Company anticipates filing the amended Forms 10-KSB and 10-QSB in January, 2007.

About Advanced Biotherapy

The Company, a pioneer in anticytokine therapy, has demonstrated the effectiveness of its pioneering scientific strategy by conducting investigational clinical trials treating patients suffering from AIDS, multiple sclerosis, rheumatoid arthritis, corneal transplant rejection and certain autoimmune skin conditions, including alopecia, all Th1 mediated autoimmune diseases which appear to have the same proinflammatory Th-1 activity. Advanced Biotherapy is headquartered in Chicago with laboratories in Columbia, Maryland. The Company has an extensive patent portfolio including 7 issued patents.

Forward-Looking Statements

Statements made in this news release, other than statements of historical fact, are forward-looking statements and are subject to a number of uncertainties that could cause actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. Some of these forward-looking statements may be identified by the use of words in the statements such as "anticipate," "estimate," “could” "expect," "project," "intend," "plan," "believe,” “seek,” “should,” “may,” “assume,” “continue,” variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. We caution you that our performance and results could differ materially from what is expressed, implied, or forecast by our forward-looking statements. The Company operates in a rapidly changing environment that involves a number of risks, some of which are beyond the Company’s control. Future operating results and the Company’s stock price may be affected by a number of factors, including, without limitation: (i) opportunities for acquisition of a revenue generating business; (ii) opportunities for licensing agreements with pharmaceutical companies relating to the Company’s patents; (iii) opportunities for joint ventures and corporate partnering; (iv) regulatory approvals of preclinical and clinical trials; (v) the results of preclinical and clinical trials, if any; (vi) health care guidelines and policies relating to prospective Company products; (vii) intellectual property matters (patents); and (viii) competition. See the Company's public filings with the Securities and Exchange Commission for further information about risks and uncertainties that may affect the Company and the results or expectations expressed in our forward-looking statements, including the section captioned "Factors That May Affect The Company" contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such forward-looking statements. Except as required under federal securities laws and the rules and regulations of the SEC, we do not intend to update publicly any forward-looking statements to reflect actual results or changes in other factors affecting such forward-looking statements.

Contact:
Advanced Biotherapy, Inc.
Christopher W. Capps - (312) 427-1912
 www.advancedbiotherapy.com